                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2002




                               VERIZON SOUTH INC.
             (Exact name of registrant as specified in its charter)



Virginia                        2-36292                     56-0656680
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)


1095 Avenue of the Americas, Room 3868
New York, New York                                          10036
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (212) 395-2121




                                 Not applicable
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

On July 31, 2002, Verizon South Inc. ("Verizon South" or the "Company") (a wholly owned indirect subsidiary of Verizon Communications Inc.) completed the sale of approximately 600,000 telephone access lines and related local exchange operations in Kentucky to Kentucky ALLTEL, Inc. (formerly ALLTEL NEWCO NO. 1, INC.) for approximately $1.9 billion in cash, pursuant to an Asset Purchase Agreement, dated as of October 31, 2001.

For additional information regarding this disposition, please see the pro forma financial information and other documents filed herewith under Item 7.

Item 7.  Financial Statements and Exhibits.

         b) Pro forma financial information:


               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

In October 2001, Verizon South Inc. ("Verizon South" or the "Company") and Contel of the South, Inc. (both wholly owned indirect subsidiaries of Verizon Communications Inc.) entered into an agreement to sell all of their local exchange telephone operations in Alabama to CenturyTel of Alabama, L.L.C. ("CenturyTel") for approximately $1.0 billion in cash. The sale closed on July 1, 2002 and the Company transferred all of its telephone access lines (approximately 170,000) and related local exchange operations in Alabama to CenturyTel for approximately $572 million in cash.

In October 2001, Verizon South entered into an agreement to sell all of its local exchange telephone operations in Kentucky to Kentucky ALLTEL, Inc. ("ALLTEL"). The sale closed on July 31, 2002 and the company transferred all of its telephone access lines (approximately 600,000) and related local exchange telephone operations in Kentucky to ALLTEL for approximately $1.9 billion in cash.

The unaudited pro forma condensed financial statements reported below consist of unaudited pro forma condensed statements of income for the three months ended March 31, 2002 and for the year ended December 31, 2001 and an unaudited pro forma condensed balance sheet as of March 31, 2002. The unaudited pro forma financial statements should be read in conjunction with the Company's historical financial statements and the related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. The following unaudited pro forma condensed financial statements have been prepared giving effect to the sale of the Company's local exchange telephone operations in Alabama to CenturyTel and the sale of the Company's local exchange telephone operations in Kentucky to ALLTEL, as if they had occurred as of March 31, 2002 for the unaudited pro forma condensed balance sheet and as of January 1 of each period for the unaudited pro forma condensed statements of income.

The Company believes that the assumptions used in the unaudited pro forma condensed financial statements provide a reasonable basis on which to present such statements. The unaudited pro forma condensed financial statements included in this Form 8-K have been derived from the Company's financial statements and do not purport to represent what the Company's financial position or results of operations actually would have been had the sales occurred on the dates indicated.

                               VERIZON SOUTH INC.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                              As of March 31, 2002

                                                                                Pro Forma Adjustments
                                                                           --------------------------------
(Dollars in Millions)                                     Verizon South      Alabama           Kentucky       Verizon South
                                                             Historical     Operations        Operations          Pro Forma
---------------------------------------------------------------------------------------------------------------------------
ASSETS
------

CURRENT ASSETS
Cash                                                        $       .1     $  572.0  (A)     $  1,907.0  (A)     $  2,479.1
Receivables, net                                                 563.9                                                563.9
Net assets held for sale                                         727.8       (145.7) (B)         (582.1) (B)            ---
Other                                                             79.7         (2.6) (C)          (10.1) (C)           64.5
                                                                                (.6) (D)           (1.9) (D)
                                                            ---------------------------------------------------------------
                                                               1,371.5        423.1             1,312.9             3,107.5
                                                            ---------------------------------------------------------------

PLANT, PROPERTY AND EQUIPMENT                                  3,183.0                                              3,183.0
Less accumulated depreciation                                  1,914.0                                              1,914.0
                                                            ---------------------------------------------------------------
                                                               1,269.0                                              1,269.0
                                                            ---------------------------------------------------------------

PREPAID PENSION ASSET                                            398.7         (2.8) (E)           (7.9) (E)          388.0
                                                            ---------------------------------------------------------------

OTHER ASSETS                                                      55.4         (5.0) (C)          (19.5) (C)           30.9
                                                            ---------------------------------------------------------------

TOTAL ASSETS                                                $  3,094.6     $  415.3          $  1,285.5          $  4,795.4
                                                            ===============================================================

LIABILITIES AND SHAREOWNER'S INVESTMENT
---------------------------------------

CURRENT LIABILITIES
Debt maturing within one year                               $    152.4     $                 $                   $    152.4
Accounts payable and accrued liabilities                         236.0                                                236.0
Other liabilities                                                359.7         (2.6) (C)          (10.1) (C)          353.1
                                                                                                    6.1  (F)
                                                            ---------------------------------------------------------------
                                                                 748.1         (2.6)               (4.0)              741.5
                                                            ---------------------------------------------------------------

LONG-TERM DEBT                                                   913.4                                                913.4
                                                            ---------------------------------------------------------------

EMPLOYEE BENEFIT OBLIGATIONS                                     200.9         (2.6) (E)          (11.9) (E)          186.4
                                                            ---------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES                           344.7         (5.0) (C)          (19.5) (C)          209.8
                                                                              (16.7) (F)          (93.7) (F)
                                                            ---------------------------------------------------------------

SHAREOWNER'S INVESTMENT
Common stock                                                     525.0                                                525.0
Contributed capital                                               74.0                                                 74.0
Reinvested earnings                                              288.5        442.2  (A)-(F)    1,414.6  (A)-(F)    2,145.3
                                                            ---------------------------------------------------------------
                                                                 887.5        442.2             1,414.6             2,744.3
                                                            ---------------------------------------------------------------

TOTAL LIABILITIES AND
SHAREOWNER'S INVESTMENT                                     $  3,094.6     $  415.3          $  1,285.5          $  4,795.4
                                                            ===============================================================

        See Notes to Unaudited Pro Forma Condensed Financial Statements.

                               VERIZON SOUTH INC.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                   For the Three Months Ended March 31, 2002


                                                           Pro Forma Adjustments
                                                      ---------------------------------
(Dollars in Millions)                 Verizon South          Alabama           Kentucky       Verizon South
                                         Historical        Operations        Operations           Pro Forma
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                         $394.5             $(36.0)(G)        $(110.7)(G)         $247.8
                                   --------------------------------------------------------------------------

OPERATING EXPENSES
Operations and support                      158.8               (8.0)(H)          (43.7)(H)          107.1
Depreciation and amortization                49.8                                                     49.8
                                   --------------------------------------------------------------------------
                                            208.6               (8.0)             (43.7)             156.9
                                   --------------------------------------------------------------------------

OPERATING INCOME                            185.9              (28.0)             (67.0)              90.9

OTHER INCOME, NET                             1.4                                                      1.4

INTEREST EXPENSE                             19.5                                                     19.5
                                   --------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR
  INCOME TAXES                              167.8              (28.0)             (67.0)              72.8

PROVISION FOR INCOME TAXES                   66.0              (11.1)(I)          (26.6)(I)           28.3
                                   --------------------------------------------------------------------------

NET INCOME                                 $101.8             $(16.9)           $ (40.4)            $ 44.5
                                   ==========================================================================


        See Notes to Unaudited Pro Forma Condensed Financial Statements.

                               VERIZON SOUTH INC.

                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                      For the Year Ended December 31, 2001

                                                                                   Pro Forma Adjustments
                                                                             --------------------------------
(Dollars in Millions)                                       Verizon South         Alabama         Kentucky     Verizon South
                                                               Historical        Operations      Operations        Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                            $1,613.1          $(147.1) (G)      $(449.5) (G)   $ 1,016.5
                                                           --------------------------------------------------------------------
OPERATING EXPENSES
Operations and support                                           731.0            (40.5) (H)       (186.0) (H)       504.5
Depreciation and amortization                                    255.2            (10.5) (J)        (44.1) (J)       200.6
                                                           --------------------------------------------------------------------
                                                                 986.2            (51.0)           (230.1)           705.1
                                                           --------------------------------------------------------------------

OPERATING INCOME                                                 626.9            (96.1)           (219.4)           311.4

OTHER (EXPENSE), NET                                              (5.9)                                               (5.9)

INTEREST EXPENSE                                                  73.0                                 .4  (K)        73.4
                                                           --------------------------------------------------------------------

INCOME BEFORE PROVISION FOR
   INCOME TAXES AND EXTRAORDINARY ITEM                           548.0            (96.1)           (219.8)           232.1

PROVISION FOR INCOME TAXES                                       218.7            (38.3) (I)        (87.4) (I)        93.0
                                                           --------------------------------------------------------------------

INCOME BEFORE EXTRAORDINARY ITEM                                 329.3            (57.8)           (132.4)           139.1

EXTRORDINARY ITEM, NET                                             (.3)                                                (.3)
                                                           --------------------------------------------------------------------

NET INCOME                                                    $  329.0          $ (57.8)          $(132.4)       $   138.8
                                                           ====================================================================

        See Notes to Unaudited Pro Forma Condensed Financial Statements.

                               VERIZON SOUTH INC.

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1.   Basis of Presentation

In October 2001, Verizon South Inc. ("Verizon South" or the "Company") and Contel of the South, Inc. entered into an agreement to sell all of their local exchange telephone operations in Alabama to CenturyTel of Alabama, L.L.C. ("CenturyTel"). The Company continued to operate its Alabama properties until July 1, 2002 when the sale to CenturyTel was consummated.

Also in October 2001, Verizon South entered into an agreement to sell all of its local exchange telephone operations in Kentucky to Kentucky ALLTEL, Inc. ("ALLTEL"). The Company continued to operate its Kentucky properties until July 31, 2002 when the sale to ALLTEL was consummated.

Beginning in the third quarter of 2001 the assets related to the Alabama and Kentucky operations (principally plant, property, and equipment) were classified as "Net assets held for sale" in the Company's balance sheet and the Company ceased recording depreciation expense on these properties, in accordance with Statements of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

The accompanying unaudited pro forma condensed financial statements include the historical financial statements of Verizon South and are intended, through the pro forma adjustments described below, to reflect the impact of the sales of the Alabama and Kentucky operations. Such financial statements are not necessarily indicative of the operating results or financial position that would have occurred if the disposition of these operations had been completed at the dates indicated.

2.   Pro Forma Adjustments

(A)  Adjustment for cash proceeds received from the sale of the operations.

(B) Adjustment to eliminate net book value of plant, property and equipment related to the operations sold (classified as net assets held for sale in the historical balance sheet).

(C) Adjustment to eliminate deferred nonrecurring service activation revenues and costs related to the operations sold.

(D) Adjustment to eliminate materials and supplies related to the operations sold.

(E) Adjustment to eliminate pension assets and other post-employment benefit liabilities related to certain active employees transferred to the purchaser of the operations.

(F)  Adjustment to reflect deferred income taxes.

(G)  Adjustment to eliminate operating revenues of the operations sold.

(H) Adjustment to eliminate operations and support expenses related to the operations sold, excluding Corporate allocations.

(I)  Adjustment to reflect tax benefit related to pro forma adjustments.

(J) Adjustment for depreciation and amortization expense recorded prior to decision to sell the operations.

(K)  Adjustment for capitalized interest.

                               VERIZON SOUTH INC.

(c)  Exhibits:

     Exhibit
     Number

      2.1 Asset Purchase Agreement, dated as of October 31, 2001, between Verizon South Inc. and ALLTEL NEWCO NO. 1, INC.

                               VERIZON SOUTH INC.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   Verizon South Inc.




Date: August 13, 2002                              By /s/ Edwin F. Hall
                                                      --------------------------
                                                          Edwin F. Hall
                                                          Controller

                                  EXHIBIT INDEX

Exhibit
Number   Description

 2.1 Asset Purchase Agreement, dated as of October 31, 2001, between Verizon South Inc. and ALLTEL NEWCO NO. 1, INC.